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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ISS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    Delaware                              58-2362189
        (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

      41 Perimeter Center East, Suite 660
                Atlanta, Georgia                            30346
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

         If this form relates to the          If this form relates to the
         registration of a class of debt      registration of a class of debt
         securities and is effective upon     securities and is to become
         filing pursuant to General           effective simultaneously with the
         Instruction A(c)(1) please check     registration statement under the
         the following box. []                Securities Act of 1933 pursuant to
                                              General Instruction A(c)(2)
                                              please check the following box.[]


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
FORM RELATES:  333-44529

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                                  NAME OF EACH EXCHANGE
              TITLE OF EACH CLASS                ON WHICH EACH CLASS IS
              TO BE SO REGISTERED                   TO BE REGISTERED

                 Not Applicable                      Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         Common Stock, $0.001 par value
                                (TITLE OF CLASS)

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ITEM 1.           Description of Registrant's Securities to be Registered.

                  Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 33-44529).

ITEM 2.           Exhibits.

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
1.1               Specimen of Common Stock Certificate - incorporated herein by reference to Exhibit 4.1 to the Company's Registration
                  Statement on Form S-1 (File No. 33- 44529)(to be filed by
                  amendment).

2.1 Certificate of Incorporation, as amended - incorporated herein by reference to Exhibit 3.1 to the Company's Registration
                  Statement on Form S-1 (File No. 33- 44529).

2.2 Bylaws - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No.
                  33-44529).



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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ISS GROUP, INC.

Date:  January 20, 1998

                                       By:  /s/ Thomas E. Noonan
                                           -------------------------------------
                                           Thomas E. Noonan
                                           Chairman, President and
                                           Chief Executive Officer